Exhibit 10.11

EXECUTION VERSION

SEVENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT, dated as of December 16, 2009 (this “Seventh Amendment”), is entered into by COOPER-STANDARD HOLDINGS INC., a Delaware corporation (f/k/a CSA Acquisition Corp.) (“Holdings”), COOPER-STANDARD AUTOMOTIVE INC., an Ohio corporation (the “U.S. Borrower”), COOPER-STANDARD AUTOMOTIVE CANADA LIMITED, a corporation organized under the laws of Ontario (the “Canadian Borrower”), COOPER-STANDARD AUTOMOTIVE INTERNATIONAL HOLDINGS B.V. (f/k/a STEFFENS BEHEER BV), a company incorporated under the laws of The Netherlands (the “Dutch Borrower” and together with the U.S. Borrower and the Canadian Borrower, the “Borrowers” and each a “Borrower”), various LENDERS party to the Existing Credit Agreement referred to below, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meaning provided to such terms in the Credit Agreement.

WHEREAS, Holdings, the U.S. Borrower, the Canadian Borrower, the Dutch Borrower (collectively, the “Credit Agreement Parties”), various Lenders, the Administrative Agent and certain other Agents have entered into a Credit Agreement, dated as of December 23, 2004 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); AND

WHEREAS, the U.S. Credit Parties are debtors and debtors-in-possession (in such capacity, the “U.S. Debtors”) in proceedings under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”); AND

WHEREAS, the Canadian Borrower (the “Canadian Debtor”) is party to proceedings pursuant to the Companies Creditors Arrangement Act of Canada in the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”); AND

WHEREAS, Holdings, the U.S. Borrower, the Canadian Borrower, various lenders party thereto, Deutsche Bank Trust Company Americas, as DIP Administrative Agent, Collateral Agent and Documentation Agent, and Banc of America Securities LLC and General Electric Capital Corporation as Co-Syndication Agents entered into that certain Debtor-in-Possession Credit Agreement dated as of August 5, 2009 (as amended, modified, or supplemented to but not including the date hereof, the “Existing DIP Credit Agreement”); AND

WHEREAS, the Fifth Amendment to the Credit Agreement contained, among other things, consents sufficient to amend the Credit Agreement to permit the parties to enter into the Existing DIP Credit Agreement and permit the loans made thereunder and liens securing such loans to rank ahead of the loans made under, and liens securing, the Credit Agreement; AND

WHEREAS, the consents and amendments contained in the Fifth Amendment were limited to the Existing DIP Credit Agreement with Deutsche Bank Trust Company Americas as DIP Administrative Agent and the lenders initially arranged by Deutsche Bank Securities, Inc., as arranger, as lenders thereunder, and are inapplicable to any other financing; AND

WHEREAS, Holdings, the U.S. Borrower, the Canadian Borrower and METZELER Automotive Profile Systems GmbH wish to enter into a replacement Debtor-in-Possession Credit Agreement with Deutsche Bank Trust Company Americas, as Replacement DIP Administrative Agent, the other Agents party thereto, the initial lenders, arranged by Deutsche Bank Securities Inc., as arranger, party thereto and the lenders thereafter party thereto from time to time, in substantially the form attached hereto as Exhibit A (such Debtor-in-Possession Credit Agreement, with such parties thereto and in such form, as the same may be amended or modified in accordance with its terms, and with any successor parties permitted thereby, the “Replacement DIP Credit Agreement”), the proceeds of which Replacement DIP Credit Agreement will be used to repay the Existing DIP Credit Agreement, in full, and the loans made under the Replacement DIP Credit Agreement and liens securing such loans will rank ahead of the loans made under, and liens securing, the Credit Agreement; AND

WHEREAS, the Lenders wish to permit the Existing DIP Credit Agreement to be replaced with the Replacement DIP Credit Agreement, but not any other financing;

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Credit Agreement Parties and the Lenders hereby agree as follows:

ARTICLE 1

Consents and Agreements

Each Lender hereby consents to and agrees that, if the Replacement DIP Credit Agreement (and the financing contemplated thereby) is approved by the Bankruptcy Court and the Canadian Court and executed and delivered by the parties recited above, the Credit Documents shall be amended as necessary to permit (solely in connection with a financing pursuant to the Replacement DIP Credit Agreement and not in connection with any other financing):

(a) the granting of Liens on the assets of Holdings and each subsidiary of Holdings (including each Borrower), and the incurrence of the loans and guaranties in the amounts and by the applicable Credit Parties (as defined in the Replacement DIP Credit Agreement), as described in the Replacement DIP Credit Agreement with the priorities set forth therein; and

(b) the Administrative Agent entering into one or more intercreditor agreements and amendments to the existing Security Documents implementing the priorities and Liens set forth in the Replacement DIP Credit Agreement.

The Credit Parties hereby consent to all the provisions of, and actions contemplated by, this Article 1.

ARTICLE 2

Miscellaneous

Section 2.01. Conditions to Effectiveness. This Seventh Amendment shall become effective on the date the Administrative Agent shall have received this Seventh Amendment, executed and delivered by a duly authorized officer of each of Holdings, each Borrower and the Required Lenders, but in any case no earlier than contemporaneously with the entry of an order of the Bankruptcy Court approving the Replacement DIP Credit Agreement (and the financing contemplated thereby) by the parties recited above.

Section 2.02. Continuing Effect; No Other Waivers or Amendments. This Seventh Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of Holdings, any Borrower or any other Subsidiary of Holdings that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.

Section 2.03. Counterparts. This Seventh Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 2.04. GOVERNING LAW. THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT ANY CHOICE OF LAW PRINCIPLE THAT WOULD REQUIRE THE APPLICATION OF A LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK).

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

COOPER-STANDARD HOLDINGS, INC. (f/k/a CSA Acquisition Corp.)

By:	Timothy W. Hefferon
Name: Timothy W. Hefferon
	Title:	Vice President, General Counsel and Secretary

COOPER-STANDARD AUTOMOTIVE INC.

By:	Timothy W. Hefferon
Name: Timothy W. Hefferon
	Title:	Vice President, General Counsel and Secretary

COOPER-STANDARD AUTOMOTIVE CANADA LIMITED

By:	Timothy W. Hefferon
Name: Timothy W. Hefferon
	Title:	Secretary

COOPER-STANDARD AUTOMOTIVE INTERNATIONAL HOLDINGS B.V. (f/k/a STEFFENS BEHEER BV)

By:	Timothy W. Hefferon
Name: Timothy W. Hefferon
	Title:	Attorney in Fact

[SIGNATURE PAGE TO SEVENTH AMENDMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as a Lender

By:	Valerie Shapiro
Name: Valerie Shapiro Title: Vice President

By:	Michael M. Meagher
Name: Michael M. Meagher Title: Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT]

SIGNATURE PAGE TO THE SEVENTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 23, 2004, AMONG COOPER-STANDARD AUTOMOTIVE INC., COOPER-STANDARD AUTOMOTIVE CANADA LIMITED, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

By:
Name:

[SIGNATURE PAGE TO SEVENTH AMENDMENT]